Income Taxes (Details 1) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Deferred tax assets:
Goodwill	$ 559,904	$ 672,348
Net operating losses	3,573,353	2,133,004
Other	3,579	1,542
Total deferred tax assets	4,136,836	2,806,894
Valuation allowance	(4,120,395)	(2,804,632)
Total net deferred tax assets	16,441	2,262
Deferred tax liabilities:
Depreciation	(16,441)	(2,262)
Total deferred tax liabilities	(16,441)	(2,262)
Net deferred tax asset